               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D. C. 20549

                          _____________

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934


Date of earliest event
  reported:  December 20, 2002


                     American Airlines, Inc.
     (Exact name of registrant as specified in its charter)


          Delaware                     1-2691               13-1502798
 (State of Incorporation)      (Commission File Number)    (IRS Employer
                                                          Identification No.)


4333 Amon Carter Blvd.      Fort Worth, Texas              76155
 (Address of principal executive offices)            (Zip Code)


                         (817) 963-1234
                (Registrant's telephone number)







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Item 9.   Regulation FD Disclosure

American Airlines, Inc., a wholly owned subsidiary of AMR Corporation, is furnishing herewith actual unit cost, fuel, traffic and capacity results for the month of November 2002, along with current expectations for the month of December 2002 and the full fourth quarter. American Airlines, Inc. is also furnishing herewith an updated fleet plan for AMR.



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                            SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        American Airlines, Inc.



                                        /s/ Charles D. MarLett
                                        Charles D. MarLett
                                        Corporate Secretary



Dated:  December 20, 2002

AMR EAGLE EYE

                                        December 20, 2002

     Statements in this report contain various forward-looking statements within the meaning of Section 27A of the Securities
Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which represent the Company's expectations or beliefs concerning future events. When used in this report, the words "expect", "forecast", "anticipates" and similar expressions are intended to identify forward-looking statements. All such statements are based on information available to the Company on the date of this report. The Company undertakes no obligation to update or revise any forward-looking statement, regardless of reason. This discussion includes forecasts of costs per ASM, capacity, traffic, fuel cost and fuel consumption, and demand, each of which is a forward-looking statement. There are a number of factors that could cause actual results to differ materially from our forecasts. Such factors include, but are not limited to: the continuing impact of the events  of September 11, 2001 on the Company, the impact  of  the recent bankruptcies of United Airlines and US Airways, general economic conditions, competitive factors within the airline industry which could affect the demand for air travel, changes in the Company's business strategy, and changes in commodity prices. For additional information regarding these and other factors see the Company's filings with the Securities and Exchange Commission, including but not limited to the Company's Form 10-K for the year ended December 31, 2001.


Monthly Update


This Eagle Eye update includes actual unit cost, fuel, traffic and capacity results for the month of November 2002, along with our current expectations for the month of December 2002 and the full fourth quarter. I've also attached a new fleet plan, which reflects our recent decision to accelerate the F100 retirement schedule to 2004 from 2005. Apart from this change, the fleet plan remains unchanged from last month.

As a reminder AMR will report it's fourth quarter 2002 and full year financial results on Wednesday January 22nd. A conference call for members of the financial community and the media will take place as usual at 2pm Eastern Time, 1pm Central.

Please call if you have questions.




                                    Michael Thomas
                                    Director, Investor Relations

AMR EAGLE EYE


Unit Costs

    AMR Consolidated Cost per ASM (in cents)
                                      Actual    ----Forecast----
                                       Nov       Dec    4Q02
        AMR Cost per ASM               11.3     11.4    11.2
         Yr/Yr B/(W)                    8.0%    (1.3%)   4.4%

    American Mainline Operations Cost per ASM (in cents)
                                      Actual    ----Forecast----
                                       Nov       Dec    4Q02
        AA Cost per ASM                11.0     11.0    10.9
         Yr/Yr B/(W)                    7.3%    (1.7%)   4.0%


Capacity, Traffic and Fuel

                                      Actual    ----Forecast----
                                       Nov       Dec    4Q02
    AA Mainline Ops:
        Capacity yr/yr H/(L)           5.5%      4.3%    6.0%
        Traffic yr/yr H/(L)            8.6%     12.8%   15.4%


        Fuel (cents/gal incl. tax)      82        84      84
        Fuel cost/gal yr/yr B/(W)    (11.7%)   (28.9%) (15.8%)
        Fuel Consumption (mil. gal.)   246       263     775


    American Eagle:
        Capacity yr/yr H/(L)          16.8%     14.9%   17.5%
        Traffic yr/yr H/(L)           18.6%     19.3%   22.1%




Note: Both AMR Consolidated and AA Mainline include TWA LLC operations in 2002
Note: TWA LLC became part of AA/AMR on April 10th, 2001

                AMR Fleet Summary YE2001 to YE2005*
American Airlines (includes ex-TW aircraft)

<Captions>
                On Hand                                   On Hand
                  YE         YOY Change          YE      YE      YE      YE
Aircraft Type    2001   2002  2003 2004  2005   2002    2003    2004    2005
B777              40     3      2                 43      45      45      45
B767-3ER          58    (9)     9                 49      58      58      58
B767-200/200ER    29          (14)        14      29      15      15      29
A300              34    (3)     3                 31      34      34      34
B757             144     7     (1) (10)          151     150     140     140
B737              77                              77      77      77      77
B727              33   (33)                        0       0       0       0
MD82/83          362    (4)   (24)         1     358     334     334     335
B717              30   (30)                        0       0       0       0
F100              74          (36) (38)           74      38       0       0
Total Inc./(Dec.)      (69)   (61) (48)   15     (69)   (130)   (178)   (163)

Total            881   812    751  703   718     812     751     703     718


Temporary      On Hand                                   On Hand
Storage           YE         YOY Change          YE      YE      YE      YE
Aircraft Type    2001   2002  2003 2004  2005   2002    2003    2004    2005
B767-200/200ER     0           14        (14)      0      14      14       0
A300               0     3     (3)                 3       0       0       0
MD82/83            0     4     24         (1)      4      28      28      27
Total Inc./(Dec.)        7     35    0   (15)      7      42      42      27
Total              0     7     42   42    27       7      42      42      27

                On Hand                                 On Hand
Total             YE         YOY Change          YE      YE      YE      YE
Aircraft Type    2001   2002  2003 2004  2005   2002    2003    2004    2005
Combined Fleet
 Inc/(Dec)              (62)  (26) (48)    0     (62)    (88)   (136)   (136)
Combined Fleet    881   819   793  745   745     819     793     745     745

American Eagle
                On Hand                                 On Hand
                  YE         YOY Change          YE      YE      YE      YE
Aircraft Type    2001   2002  2003 2004  2005   2002    2003    2004    2005
Saab 340          102   (25)  (16) (12)  (12)     77      61      49      37
ATR-42             30    (3)  (11)  (4)           27      16      12      12
S-ATR              43    (1)        (2)           42      42      40      40
Turboprop Totals  175   (29)  (27) (18)  (12)    146     119     101      89


Embraer ERJ-145    56    (6)   (8)                50      42      42      42
Embraer ERJ-135    40                             40      40      40      40
Embraer ERJ-140    15    28    22   36    36      43      65     101     137
CRJ-700             1     7    10    7             8      18      25      25
Total AE Fleet
Inc./(Dec.)               0    (3)  25    24       0      (3)     22      46
Total AE Fleet    287   287   284  309   333     287     284     309     333

                On Hand                                 On Hand
                  YE         YOY Change          YE      YE      YE      YE
                 2001   2002  2003 2004  2005   2002    2003    2004    2005
AMR Total Fleet 1,168   (62)  (29) (23)   24   1,106   1,077   1,054   1,078

*Summary includes firm aircraft orders and planned fleet retirements.